Exhibit 99.1

ETHZilla Announces Plans to Effect Early Redemption of 2028 Convertible Notes to Streamline Capital Structure

Palm Beach, FL – Dec. 10, 2025 – ETHZilla Corporation (Nasdaq: ETHZ) (“ETHZilla” or the “Company”) today announced that it intends to redeem in full its outstanding $516 million in aggregate principal amount of convertible notes due 2028 (the “Convertible Notes”) on or by December 30, 2025, at a purchase price of 117% of the outstanding aggregate principal amount of the Convertible Notes, plus all accrued and unpaid interest and any other amounts due thereon.

The Company intends to release the restricted cash on hand pledged as collateral to facilitate the redemption of the Convertible Notes and has entered into a redemption agreement with the holders of the Convertible Notes to facilitate such redemption.

“We are strengthening our balance sheet and maximizing financial flexibility through this opportunistic redemption. We believe this represents a critical streamlining of our capital structure as we seek to generate revenue and net profit from the strategic initiatives outlined in recent months,” said McAndrew Rudisill, chairman and chief executive officer of ETHZilla. “We are fortifying our foundation as we expand ETHZilla’s leadership in bringing real-world assets on-chain and work to execute on a robust tokenization pipeline, highlighted by our recently announced deployments and investments in Karus and Zippy. Our go-forward capital allocation strategy positions ETHZilla to accelerate revenue-generating, cash-producing capabilities in the months and quarters ahead.”

For more details of the terms of redemption of the Convertible Notes, please refer to the Company’s Current Report on Form 8-K filed on December 10, 2025 with the Securities and Exchange Commission.

About ETHZilla

ETHZilla Corporation (Nasdaq: ETHZ) is a technology company in the decentralized finance (DeFi) industry. ETHZilla seeks to connect financial institutions, businesses and organizations worldwide by enabling secure, accessible blockchain transactions through Ethereum network protocol implementations. It generates recurring revenues through various DeFi protocols that improve Ethereum network integrity and security. ETHZilla believes it has the unique capability to bring traditional assets on-chain via tokenization. Through its proprietary protocol implementations, ETHZilla facilitates DeFi transactions and asset digitization across multiple Layer 2 Ethereum networks. ETHZilla is working to offer tokenization solutions, DeFi protocol integration, blockchain analytics, traditional-to-digital asset conversion gateways, and other decentralized finance services. To learn more, visit ETHZilla.com.

Forward Looking Statements

This press release contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the relationship with Karus, expectations with respect to future performance, and growth of the Company; the ability of the Company to execute its plans, undertake tokenization activities and achieve future performance.

Forward looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, and actual results may differ materially. Applicable risks and uncertainties include, among others, the timing and costs of the Convertible Note redemption discussed herein, including that the transaction on the terms described above is subject to numerous conditions, many of which are beyond the control of the Company, and such transaction may not be completed on the terms described, or at all, and failure to realize the anticipated benefits of the transaction described herein; failure to realize the anticipated benefits of the Company’s previously disclosed stock repurchase program, previously announced private placements, sale of convertible notes, and related transactions, including the Company’s digital asset treasury strategy; the Company’s ability to achieve profitable operations; risks relating to recent acquisitions; risks relating to the Company’s stock repurchases, the fact that common stock share repurchases may not be conducted in the timeframe or in the manner the Company expects; expectations regarding the capitalization, resources and ownership structure of the Company; the Company’s plans to continue to purchase ETH over time, the Company’s digital asset treasury strategy, the digital assets held by the Company, the Company’s current and anticipated yield strategies, including its participation in DeFi protocols and plans for tokenization of real world assets; fluctuations in the market price of ETH that will impact the Company’s accounting and financial reporting; government regulation of cryptocurrencies; the Company’s ability to repurchase shares of common stock, the timing thereof, purchase price thereof, and the fact that repurchases may not be undertaken under the stock repurchase program; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s outstanding convertible notes, including the Company’s ability to repay/redeem such notes, covenants associated therewith and dilution caused by the conversion thereof into common stock, and security interests associated therewith; risks relating to the Company’s OTC transactions, including the Company’s ability to repay such facilities, covenants associated therewith and security interests associated therewith, including security interests over certain of our cash and ETH; risks relating to the Company’s previously announced ATM offering, including potential downward pressure on the Company’s stock price associated therewith; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Ether and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving the Company; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as the supplemental risk factors and other information the Company has or may file with the SEC. Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in the Company’s balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which the Company holds, impairment charges may be required to be reported in net income if the market price of such assets (including ETH) falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

# # #